UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2011

THE DOW CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-3433	38-1285128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Dow Center, Midland, Michigan 48674

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (989) 636-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 12, 2011, The Dow Chemical Company (“the Company”) filed a Form 8-K summarizing the matters voted on at its Annual Meeting of Stockholders held on May 12, 2011 (the “May 12, 2011 Form 8-K”).

The Board of Directors has determined that the Company will hold an advisory vote on the compensation of the named executive officers listed in the proxy statement for its Annual Meeting of Stockholders on an annual basis.

The information reported under Item 5.07 of the May 12, 2011 Form 8-K is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 18, 2011	THE DOW CHEMICAL COMPANY

	By:	/s/ RONALD C. EDMONDS
Name: Ronald C. Edmonds
Title: Vice President and Controller